SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:   July 30, 2001
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices)

(502) 580-1000
(Registrant=s telephone number, including area code)

Item 5.   Other Events

On July 30, 2001, Humana Inc. (the "Company" or "Registrant") issued a press release, and slide presentation each relating to its second quarter of 2001 earnings, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1   Copy of the Company's Press Release dated July 30, 2001.
Exhibit 99.2   Copy of the Company's Slide Presentation dated July 30, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.
BY: /S/ Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    July 30, 2001

Exhibit Index

Exhibit 99.1    Copy of the Company's Press Release dated July 30, 2001.
Exhibit 99.2   Copy of the Company's Slide Presentation dated July 30, 2001.